Exhibit 99
HSBC in North America HSBC North America Holdings Inc. Bobby Mehta Chief Executive Officer September 12, 2006 2006 Lehman Brothers Financial Services Conference

Forward looking statements This presentation, including the accompanying slides and subsequent discussion, contains certain forward-looking information with respect to the financial condition, results of operations and business of HSBC Holdings plc, HSBC Finance Corporation, HSBC USA Inc., HSBC Bank Canada and HSBC North America Holdings Inc. This information represents expectations or beliefs concerning future events and is subject to unknown risks and uncertainties. This information speaks only as of the date on which it is provided. Additional detailed information concerning important factors that could cause actual results to differ materially is available in the HSBC Holdings plc Annual Report and the HSBC Finance Corporation and HSBC USA Inc. Annual Reports on Forms 10-K for the year ended December 31, 2005 and Quarterly Reports on Forms 10-Q for the period ended March 31, 2006. Please further be advised that Regulation FD prohibits HSBC representatives from answering certain, specific questions during the Q&A session.

Agenda HSBC - North America HSBC USA Inc. HSBC in Canada HSBC Finance Corporation Global Consumer Finance Summary

HSBC - North America profile (1) U.S. and Canada combined country figures, IFRS Basis A top-ten U.S. bank holding company, with assets totaling $519 billion at June 30, 2006 Includes HSBC's businesses in the U.S. and Canada More than 59,000 employees Operating in over 45 states and across Canada H1 2006 pre-tax income of $3.7 billion (1) Comprised 29% of Group's profit before tax in H1 2006

HSBC - North America - Improving performance (US$ Millions, IFRS) U.S. and Canada combined country figures (1) Personal Financial Services (PFS) segment includes Consumer Finance (CF) Pre-Tax Profits H1 2006 H1 2005 United States Personal Financial Services (PFS)1 $2,886 $2,292 Commercial Banking (CB) 206 192 Corporate, Investment Banking and Marketing (CIBM) 273 200 Private Banking (PB) 37 59 Other (145) 116 Total U.S. $3,257 $2,859 Canada 393 376 Total U.S. & Canada $3,650 $3,235 Growth % 12.8% 6.8%

Real estate market - Recent trends (1) Percentages are based on stated portfolio. Certain loans may be included in more than one classification. Interest rate only balances are included in adjustable rate balances. Geographical and composition1 considerations at June 30, 2006 (%) of portfolio Consumer Overall by State Bank Finance Portfolio California 19 14 16 New York 23 5 10 Florida 5 8 7 Consumer Composition Bank Finance Total Book (US$bn) 38 89 Adjustable rate 77% 27% Interest only 24% 7% Second Lien 10% 18% At June 30th, US residential 1st mortgages and 2nd lien portfolio totaled $126 billion Housing market showing signs of slowing. Increased loan impairment charges in H1 2006 due to deteriorating performance in certain products in the 2005 vintages within the Consumer Finance wholesale/correspondent business Overall, the first lien mortgage book shows stable credit trends

Real estate market - Key actions Risk mitigation programs and efforts are underway including Enhanced segmentation Stress testing to evaluate different scenarios Enhanced pricing models and re-pricing initiatives Proactively working with customers regarding ARM resets Increased collection capacity Tightening of credit criteria, especially in stated income and second lien products

Key priorities Maintain leadership and scale in national lending businesses Expand HSBC Bank USA profitably within and outside its footprint Diversify sustainable sources of funding Continue to expand and build our businesses in Canada Leverage our assets and capabilities across North America Establish and leverage the HSBC brand nationally

Your point of view

Expanded branding - JFK Airport

Sponsorship - Golf HSBC women's world match play

The Value of the HSBC Brand - 2006 Brand Value (US$bn) Up 1 spot from 2005 Brand valuation rose 11% to $11.6 billion Second highest % brand value increase among financial services brands in top 40 Ranked 4th among global financial services brands 28th 0 10 20 30 40 50 60 70 80 Coca-Cola Microsoft IBM GE Intel Nokia Toyota Disney McDonald's Mercedes Citi Marlboro Hewlett-Packard American Express BMW Gillette Louis Vuitton Cisco Honda Samsung Merrill Lynch Pepsi Nescafe Google Dell Sony Budweiser HSBC Oracle Ford Nike UPS JP Morgan SAP Canon Morgan Stanley Goldman Sachs Pfizer Apple Kellogg's

Agenda HSBC - North America HSBC USA Inc. HSBC in Canada HSBC Finance Corporation Global Consumer Finance Summary

HSBC USA Inc. - Financial Summary(1) Profit before taxes of $902 million for H1 2006 grew 8% over H1 2005 Double-digit operating income and deposit growth Total deposits up 20% driven by success of HSBC Direct Assets totaled $172 billion, up 19%, with strong growth in CIBM (1) US GAAP Basis, Form 10-Q report for the quarter ended June 30, 2006 H1 2006 H1 2005 PBT 902 836 (In $ millions)

Strategic context - HSBC Bank USA Bank acquisitions are uneconomical at current valuations Grow in segments/markets where we have a differentiated proposition Focus on streamlining processes and other enhancements Organic growth orientation HSBC Direct - Successful launch of on-line savings De novo branches - Good success in niche markets

HSBC Direct Objectives Provide stable deposit base Build HSBC Brand on national basis Attract new customers and potentially provide foundation for sale of other products Results* On-line deposits approach $6 billion (launched November 2005) 84% of deposits are new to the Bank Approximately 275,000 accounts On-line savings account is successfully driving brand awareness and product adoption out-of-footprint 60% of customers reside beyond Bank's footprint *As of September 1, 2006

Commercial and Private Banking Commercial Banking Middle Market geographic expansion now covers ten Metro areas outside NY State Leverage International Banking with Global Links and Global Relationship Managers Small Business value-oriented package and customer segmentation (26% customer growth over the last 18 months) Focus on deposit growth (up 44.2% over the last 18 months) We're a top SBA lender Private Banking Growing scale reflected in revenues year to date Launching Private Banking in Canada in the fourth quarter

Progress in execution of CIBM strategy Largely completed investment phase of CIBM program in 2005 2006 results-to-date reflect momentum Continue to gain domestic market recognition in North America as part of global CIBM " Key areas of out-performance: CIBM "the star performer" in Europe and North America " Lehman Brothers, August 2006 " #1 US Cash Management by Euro-Money " " #1 Metal Dealer Gold & Silver by Risk " Collaboration across business units A significant product innovator and provider of services to other HSBC customer groups Global League Table Progression: 2002-2005/6 2002 2005/6 20 19 18 17 16 15 14 13 12 11 10 9 8 7 6 5 4 1 3 2 Ranking Precious Metals (2) Credit Derivatives (3) #4 NA #1 #2 International Bonds (1) #5 #11 Source (1) Bloomberg (2) Risk Magazine 2006 (3) Creditflux

Agenda HSBC - North America HSBC USA Inc. HSBC in Canada HSBC Finance Corporation Global Consumer Finance Summary

HSBC in Canada - Overview H1 2006 Profit before taxes of US $393 million (1) increased 4.3% over H1 2005 H1 2005 included release of certain loan impairment provision. Profit before taxes and loan impairment charges increased 13.5% HSBC Bank Canada (HBCA) Assets of US $52 billion (1) Largest foreign bank and 7th largest bank in Canada Approximately 6,000 employees; Over 1 million customers and 170 offices Strong market share in Asian banking, trade finances, British Columbia and mid-market Commercial Canadian Bankers Association statistics for Q1 2006 ranked HBCA as #1 Trade Bank in Canada HSBC Finance in Canada 124 branch offices in 10 provinces, 80 merchant relationships 1 million customer accounts; 1,500 employees (1) IFRS basis

HSBC in Canada Strong Commercial Banking franchise Opportunities in PFS (including Consumer Finance), Private Banking and CIBM Further opportunities in collaboration between HSBC Bank Canada and HSBC Finance in Canada Credit Cards, Auto Finance, Credit Insurance Common analytics Product packaging

Agenda HSBC - North America HSBC USA Inc. HSBC in Canada HSBC Finance Corporation Global Consumer Finance Summary

Name bar 1 Branch Real Estate (44) 44 Correspondent Real Estate (52) 52 MasterCard/Visa1 (26) 26 Private Label (19) 19 Auto Finance (12) 12 Personal Non-Credit Card (21) 21 HSBC Finance Corporation - Receivables (1) MasterCard is a registered trademark of MasterCard International, Incorporated and Visa is a registered trademark of VISA USA, Inc. Source: HSBC Finance Corporation 8-K dated July 31, 2006 (US$bn, IFRS Management Basis) June 2006 Name bar 1 Branch Real Estate (39) 39 Correspondent Real Estate (37) 37 MasterCard/Visa1 (22) 22 Private Label (18) 18 Auto Finance (11) 11 Personal Non-Credit Card (20) 20 June 2005 Total $174bn Total $147bn

HSBC Finance Corporation - Financial summary Solid growth in a stable U.S. economy drove improved performance Profit before taxes of $2.8 billion increased 22% over H1 2005 Source: HSBC Finance Corporation 8-K dated July 31, 2006 (US$ Millions, IFRS Management) Name Bar 1 H1 2006 2801 H1 2005 2295

HSBC Finance Corporation - Key Ratios(1) (1) Derived from U.S. GAAP reported results and adjusted to Management Basis Excludes mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q2 06 AOP Q3 06 AOP Q4 06 AOP NIM 0.0712 0.0709 0.0691 0.067 0.0676 0.0666 0.0676 0.0679 0.0672 RAR (2) 0.0676 0.0662 0.0673 0.0623 0.0709 0.0633 0.0571 0.0592 0.061 ROMA (2) 0.0131 0.0114 0.0084 0.0106 0.02 0.0133 0.0103 0.0119 0.0145

HSBC Finance Corporation - Credit Quality(1) (1) Derived from U.S. GAAP reported results and adjusted to Management Basis (2) Excludes mark-to-market on derivatives which do not qualify as effective hedges and ineffectiveness associated with qualifying hedges under SFAS No. 133 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q2 06 AOP Q3 06 AOP Q4 06 AOP Charge-offs 0.0356 0.0325 0.0319 0.0332 0.0273 0.0294 0.0676 0.0679 0.0672 RAR(2) 0.0675 0.0662 0.0673 0.0623 0.0709 0.0633 0.0571 0.0592 0.061 2+ Delinquency (2) 0.0368 0.0359 0.0364 0.0368 0.0349 0.0357 0.0103 0.0119 0.0145

Leveraging our assets and capabilities Customers Distribution Channel Full Spectrum Product Capabilities Analytics Leveraging scale Maximizing customer value Utilizing best practices (e.g. analytics, sales, operations) Creating new propositions ... for sustainable and profitable growth

Agenda HSBC - North America HSBC USA Inc. HSBC in Canada HSBC Finance Corporation Global Consumer Finance Summary

Global Consumer Finance - Rationale Globally, Consumer Finance is a large, growing and profitable market Substantial opportunities for the Group to leverage PFS and grow a significant global CF business In emerging markets the natural CF customer base is largely new to credit CF expansion allows HSBC to broaden its distribution reach CF and PFS strategies are, therefore, highly complementary In many markets, this is our unique opportunity

Key initiatives Asia China India Indonesia Australia South America/Central Mexico Brazil Argentina Middle East Central and Eastern Europe

HSBC in North America - Summary Scale Diversified Well Positioned Focused on Execution

Appendix

Basis of reporting International Financial Reporting Standards ("IFRSs") From January 1, 2005, HSBC Holdings plc ("HSBC") has prepared its consolidated financial statements in accordance with International Financial Reporting Standards as endorsed by the European Union. IFRSs comprise accounting standards issued by the International Accounting Standards Board and its predecessor body as well as interpretations issued by the International Financial Reporting Interpretations Committee and its predecessor body. Managed Basis (a non-GAAP financial measure) assumes that securitized customer loans have not been sold and remain on balance sheet. Management Basis In addition to managed basis reporting, we also monitor our operations and evaluate trends on a management basis (a non-GAAP financial measure). Management basis reporting, in addition to the managed basis adjustments, assumes that the Mortgages and Private Label receivables transferred to HSBC's U.S. banking subsidiary, HSBC Bank USA, N.A. (HSBC Bank USA"), have not been sold and remain on the HSBC Finance Corporation ("HSBC Finance") balance sheet, and that the funding facility with HSBC Bank USA as the originating lender for HSBC Finance's taxpayer refund anticipation loan program is not in place. We also monitor our operations and evaluate trends on a management basis because the receivable sales to HSBC Bank USA were conducted primarily to more appropriately fund prime receivables within the HSBC Group and such receivables continue to be managed and serviced by HSBC Finance without regard to ownership. (continued)

Basis of reporting (cont'd) Management Basis - continued Furthermore, we also review operating results and make decisions about allocating resources such as employees on a management basis. When reporting on a management basis, net interest margin, fee income and the provision for credit losses is adjusted to include the activity associated with these receivables transferred to HSBC Bank USA. Gains on sales and the related servicing fees are eliminated along with the funding facility fees paid to HSBC Bank USA. We believe that management basis information enables readers, investors and other interested parties to better understand the overall performance and related trends of our consumer finance business in its entirety. IFRS Management Basis (a non-GAAP financial measure) represents Management Basis results adjusted in accordance with IFRSs.